Balter L/S Small Cap Equity Fund

a series of Northern Lights Fund Trust II

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2017

Institutional Class Shares of the Balter L/S Small Cap Equity Fund (the “Fund”) are currently available for sale.  Investor Class Shares of the Fund are currently not available. Investors should disregard all references to Investor Class shares in the SAI.

*    *    *    *    *    *

This supplement and the Prospectus dated March 1, 2017 provide the information prospective investors should know about the Fund and should be retained for future reference.  The SAI dated March 1, 2017 has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Supplement dated March 6, 2017